Debt instrument	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt instrument
1 6 .	Debt instrument
On August 30, 2019, Shanghai Anquying entered into a loan agreement with a third party, Shanghai Mantu Technology Co., Ltd., (“Mantu”) who is an affiliate of Mandra iBase Limited, one of the shareholders of Pintec, pursuant to which Mantu agreed to provide a loan in the amount of RMB100,000 to the Shanghai Anquying at an interest of 8% per annum, from August 31, 2019 to August 31, 2020. Ganzhou Aixin Micro Finance and Mr. Jun Dong, the Company’s director and acting CEO, have agreed to provide the guarantee to Mantu for Shanghai Anquying’s obligations under the loan agreement. In addition, Shanghai Anquying has agreed to pledge its equity interest in Ganzhou Aixin Micro Finance as security for Shanghai Anquying’s obligations under the loan agreement. In connection with the loan agreement, upon the request of Mantu, Shanghai Anquying entered into a warrant agreement with Mandra iBase Limited, to grant Mandra iBase Limited or its assignees warrants that allow them to purchase from Pintec up to 52,835,505 Class A Ordinary Shares of the Company within three years at the Exercise Price US$0.5678 per share.

The Group has determined that the warrant was a freestanding financial instrument as it is legally detachable and separately exercisable, and met the requirements for equity classification. Therefore, there were two components, the debt component for the loan agreement and equity component for the warrant in the transaction. Accordingly, the proceeds from issuance of the loan were allocated to the debt component and equity component based on the relative fair values of the debt instrument without the warrant and of the warrant itself at the time of issuance.
The Group has engaged an independent valuation firm to evaluate the fair value of the debt component and equity component. Significant assumption used in the discounted cash flow model under the income approach in valuing the debt component included the market discount rate of 12.87%, which was based on a credit analysis of the Company. Significant assumptions used in valuing the equity component using binomial option-pricing model including the following:

Expected volatility	40.0%
Risk-free interest rate (per annum)	1.40%
Expected dividend yield	0.0%
Expected term (in years)	3
As a result,

(i)	RMB73,710 was allocated to the debt component and recorded as debt instrument on the consolidated balance sheet, with a discount of RMB26,290 allocated to the equity component.

(ii)	RMB26,290 was allocated to the equity component and accounted for as additional paid-in capital with no subsequent re-measurement.
The balance of debt instrument was RMB81,053, including the accretion of discount of RMB7,343, as of December 31, 2019. The Company recorded interest expense of RMB10,009 for the year ended December 31, 2019.